                                             ---------------------------
                                             THE FIRST ISRAEL FUND, INC.
                                             ---------------------------
                                                  SEMI-ANNUAL REPORT
                                                     MARCH 31, 2001












[LOGO]
ISL
LISTED
NYSE-REGISTERED TRADEMARK-



3917-SAR-01

CONTENTS

Letter to Shareholders ...............................................  1

Portfolio Summary ....................................................  6

Schedule of Investments ..............................................  7

Statement of Assets and Liabilities .................................. 10

Statement of Operations .............................................. 11

Statement of Changes in Net Assets ................................... 12

Statement of Cash Flows .............................................. 13

Financial Highlights ................................................. 14

Notes to Financial Statements ........................................ 15

Results of Annual Meeting of Shareholders ............................ 21

Description of InvestLink-SM- Program ................................ 22

Privacy Policy Notice ................................................ 25








--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                     May 8, 2001


DEAR SHAREHOLDER:

I am writing to report on the activities of The First Israel Fund, Inc. (the "Fund") for the six months ended March 31, 2001.

At March 31, 2001, total net assets of the Fund were approximately $56.4 million. The Fund's investments in securities listed and trading on the Tel Aviv Stock Exchange ("TASE") were $32.3 million, with another $8.3 million in the Israeli and Israel-related companies listed and trading in the United States. Combined, these totaled $40.6 million, as compared to approximately $83.5 million on September 30, 2000. The Fund also held investments valued at approximately $14.2 million in unlisted securities, as compared to approximately $16.4 million on September 30, 2000. In percentage terms, at March 31, 2001, 72.03% of the Fund's net assets were invested in Israeli and Israel-related companies, listed and trading on the TASE and in the United States, and 25.16% in unlisted securities.

At March 31, 2001, net asset value ("NAV") per share was $13.23 (net of dividends and distributions paid of $3.15), as compared to $23.24 at September 30, 2000. The Fund's common stock closed on the New York Stock Exchange on March 30, 2001 at $10.75 per share, representing a discount of 18.7% to the Fund's NAV. [Note: March 30 was the final trading day of March 2001.]

According to its charter, the Fund's investment objective is long-term capital appreciation via investment primarily in equity securities of Israeli companies. These securities may be listed on the TASE or elsewhere, notably the NYSE and NASDAQ. Up to 30% of the Fund's total assets may be invested in illiquid securities, including securities of private equity funds that invest primarily in the emerging markets.

PERFORMANCE: DRIVEN BY EFFECTIVE SECTOR ALLOCATION

During the six months ended March 31, 2001, the Fund suffered a substantial decline in value, but managed to outperform the broad-based local index of the Israeli equity market, the TA100. The Fund fell by 32.0%, based on NAV and assuming reinvestment of dividends and distributions, versus the TA100's loss of 34.6%. The Fund also outperformed the benchmark Morgan Stanley Capital International Israel Index (the "Index"),* which declined 41.5%. Recent months have proven to be highly problematic, as domestic political concerns have combined with pronounced weakness in the market's important technology sector, thus resulting in the very weak market conditions over the course of the period.

Effective sector allocation was the main driver of relative out-performance. It proved most beneficial in the software and financial sectors, as well as in private equity vehicles.

We chose to underweight software (i.e., versus the benchmark) for two reasons. First, we felt that Israeli software stocks were very vulnerable to directional movement in the U.S.'s technology-heavy NASDAQ exchange, which was battered during the period. Second, the benchmark's software holdings are dominated by one company, Check Point Software Technologies Ltd., whose valuation had risen to heights that we considered unsustainable. Our approach to financials succeeded because we over-weighted the sector, which magnified the comparatively better returns of the stocks we held.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Private equity is not included in the benchmark. We have long used it to try to enhance the Fund's return, though, due to its attractive opportunities and potential diversification benefits. This commitment to private equity--approximately 25% of the Fund's assets was invested in it at the end of the period--paid off, as the securities in the portfolio declined much less than the benchmark.

ISRAEL: A PARADOXICAL INVESTMENT CLIMATE

Paradoxically, Israel was both a land of pronounced hazards and outstanding opportunities over the six months ended March 31, 2001, as it struggled to come to grips with numerous domestic and international developments that threatened its full economic recovery. Among these were:

- POLITICS. Beginning in late September 2000 and continuing through most of the period, tensions between Israelis and Palestinians intensified as the peace process gave way to violent confrontation. This exacerbated already-difficult conditions for Prime Minister Ehud Barak and, ultimately, led Barak to announce his resignation in December. In February, Ariel Sharon was elected to replace Barak, thus becoming Israel's fourth Prime Minister in six years.

     Beyond its influence via the political scene, increased Israeli-Palestinian violence hurt Israel's economy by substantially weakening the nation's all-important tourism industry, along with other sectors (e.g., construction and retailing) that tend to suffer most when domestic tranquility is absent.

- CONTINUING NASDAQ COLLAPSE. NASDAQ, on which many leading Israeli technology companies are listed, lost 32.7% in the fourth quarter of 2000. This performance, or lack thereof, was followed in the first quarter of 2001 by a further decline of 25.5%. Many prominent Israeli tech stocks ended up well off their highs of 2000, with some good companies trading at or near the value of their cash reserves.

- DECELERATING GDP. During the first quarter of 2001, Israeli GDP growth showed clear signs of deceleration following a robust 2000. This was most evident in the limited potential for higher corporate investment spending due to the tense political climate, as well as slowing exports of technology products. We agree with current estimates for GDP growth in the 2.0-3.0% range for the whole of this year, well below consensus forecasts of 4.0-4.5% growth made just a few months ago.

Other notable developments during the period included a steep downturn in the U.S. economy and further weakness in the euro, both of which tested the trading skills of Israel's exporters, especially those in the tech sector.

The picture was not all bleak, however:

-    Inflation remained almost non-existent.

-    The shekel was very strong versus the dollar.

--------------------------------------------------------------------------------
2

LETTER TO SHAREHOLDERS

- The Bank of Israel cut interest rates by 30 basis points, to 7.20%, and was expected to ease rates to the 6.50-6.60% range over the remaining months of 2001.

- Finally, the quarter ended with provisional approval of a proposed national budget, thus averting a likely political crisis had the budget not been approved.

PORTFOLIO STRUCTURE: A WAITING GAME

TOP 10 HOLDINGS, BY ISSUER*

                                              % OF
     HOLDING            SECTOR             NET ASSETS
     -------            ------             ----------
 1.  Bezeq              Telecommunications      6.3
 2.  Bank Leumi         Banking                 4.5
 3.  Bank Hapoalim      Banking                 4.2
 4.  EM Ventures        Venture Capital         3.7
 5.  Advent Israel      Venture Capital         3.4
 6.  Blue Square        Food - Retail           3.2
 7.  Koor Industries    Conglomerates           3.0
 8.  Harel Insurance    Insurance               2.8
 9.  ABS GE Capital
      Giza Fund         Venture Capital         2.8
10.  IDB Holding        Conglomerates           2.7
                                               ----
     Total                                     36.6
                                               ====

*    Company names are abbreviations of those found in the chart on page 6.

[PIE CHART]
[PLOT POINTS]

SECTOR ALLOCATION
(% of net assets)
Banking                                      8.73%
Chemicals                                    5.04%
Conglomerates                                7.42%
Food & Beverages                             4.02%
Food - Retail                                4.17%
Industrial Technology                        3.53%
Insurance                                    4.13%
Investment & Holding Companies               4.63%
Mortgage Banking                             5.97%
Telecommunications                           8.73%
Venture Capital                             21.13%
Cash & Other Assets*                        22.50%

-------------------
*    Cash and Other Assets includes sectors below 3.0% of net assets.

Within the uncertain environment described, we elected to take profits on some stocks that did very well in 2000 and into the beginning of this year. In turn, we used some of these profits to buy into high-quality, smaller tech concerns that had suffered unduly in the global tech sell-off.

At present, we are maintaining our longstanding commitment to private equity, which historically has rewarded the Fund's investors very well for their patience. And patience may be needed in this context, until the market recovers and the value of these investments can be realized via public offerings.

We also intend to continue to avoid large tech companies like Check Point Software Technologies Ltd. that are disproportionately represented in most broad Israeli equity indices. We have long had concerns about such companies' valuations and their potential for negative earnings surprises, which have devastated similar companies in other markets.



--------------------------------------------------------------------------------
3

LETTER TO SHAREHOLDERS

OUTLOOK: CAUTION IS KEY

Looking ahead, our view on the near-term prospects for Israeli stocks is one of caution. Here's why:

- Any such forecast must incorporate an assessment of expectations about the U.S. economy and equity marketplace. Such assessments are being revised on a daily basis, with most suggesting a somewhat bumpy ride over the months ahead. With its strong economic and political ties to the U.S., Israel's ride may be similarly rough.

- Another challenge is whether the Sharon government can produce the political results needed to boost investors' confidence. In order to win the election, for example, Sharon had to cobble together a very broad coalition government--an unavoidable necessity in today's Israeli political environment--that may have problems agreeing on and implementing economic and political policy going forward.

     In addition, among the questions currently being debated are whether the Sharon government will be able to resist the urge to increase public spending in order to support the overall economy; and how it will deal with projected declines in the growth of GDP and tax revenues, during a period when defense spending is likely to increase. The jury is very much out with regard to these and other important questions.

- Volatility may be in store for the shekel, which has been rock-solid lately. The key issue here is whether foreign direct investment, which helped to offset investors' capital outflows last year, will continue at or near last year's torrid pace. If not, we expect the shekel to weaken and have a potentially damaging ripple effect throughout the domestic economy. Should it weaken substantially, it may delay any further near-term loosening of interest rates.

In other words (and without meaning to sound flippant), it's business as usual for a country that has refined the art of dealing with domestic and international adversity to a level few others could hope to emulate. There is little doubt that such skills will be needed in the months ahead.

For our part, while we certainly do not welcome Israel's rather tender economic condition of late, we can't help but believe that careful and informed investors will do well longer term from the opportunistic investment climate that accompanies it.

Respectfully,

/s/ Richard W. Watt

Richard W. Watt

President and Chief Investment Officer **


--------------------------------------------------------------------------------
4

LETTER TO SHAREHOLDERS

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the Investlink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 22 through 24 of this report.











--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Israel Index is an unmanaged index (with no defined investment objective) of Israeli equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He is also President, Chief Investment Officer and a Director of The Emerging Markets Telecommunications Fund, Inc. He is President and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc. and The Latin America Equity Fund, Inc.

--------------------------------------------------------------------------------
5

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

PORTFOLIO SUMMARY - AS OF MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

SECTOR ALLOCATION

[BAR CHART]
[PLOT POINTS]

AS A PERCENT OF NET ASSETS

                                                    March 31, 2001     September 30, 2000
Banking                                                      8.73%                  7.28%
Chemicals                                                    5.03%                  4.36%
Conglomerates                                                7.42%                 10.97%
Electronics/Electrical Equipment                             2.59%                  4.41%
Financial Services                                           2.85%                  2.40%
Food & Beverages                                             4.02%                  3.45%
Food - Retail                                                4.17%                  2.61%
Industrial Technology                                        3.53%                  3.72%
Insurance                                                    4.13%                  3.44%
Investment & Holding Companies                               4.63%                  3.50%
Mortgage Banking                                             5.97%                  4.72%
Pharmaceuticals                                              2.55%                  9.50%
Telecommunications                                           8.73%                 12.75%
Venture Capital                                             21.13%                 14.34%
Other                                                       11.70%                 13.46%
Cash & Other Assets                                          2.81%                (0.91)%


TOP 10 HOLDINGS, BY ISSUER

                                                                                                          Percent of
      Holding                                                                  Sector                     Net Assets
---------------------------------------------------------------------------------------------------------------------
   1. Bezeq Israeli Telecommunication Corporation Ltd.                   Telecommunications                  6.3
---------------------------------------------------------------------------------------------------------------------
   2. Bank Leumi Le-Israel Ltd.                                                Banking                       4.5
---------------------------------------------------------------------------------------------------------------------
   3. Bank Hapoalim Ltd.                                                       Banking                       4.2
---------------------------------------------------------------------------------------------------------------------
   4. Emerging Markets Ventures I L.P.                                     Venture Capital                   3.7
---------------------------------------------------------------------------------------------------------------------
   5. Advent Israel (Bermuda) L.P.                                         Venture Capital                   3.4
---------------------------------------------------------------------------------------------------------------------
   6. Blue Square-Israel Ltd.                                               Food - Retail                    3.2
---------------------------------------------------------------------------------------------------------------------
   7. Koor Industries Ltd.                                                  Conglomerates                    3.0
---------------------------------------------------------------------------------------------------------------------
   8. Harel Insurance Investments Ltd.                                        Insurance                      2.8
---------------------------------------------------------------------------------------------------------------------
   9. ABS GE Capital Giza Fund, L.P.                                       Venture Capital                   2.8
---------------------------------------------------------------------------------------------------------------------
  10. IDB Holding Corporation Ltd.                                          Conglomerates                    2.7
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         No. of         Value
Description                                              Shares        (Note A)
--------------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-97.19%
 ISRAEL-92.75%

 AEROSPACE/DEFENSE EQUIPMENT-1.69%
Elbit Systems Ltd. ...............................         70,191     $  952,141
                                                                      ----------
 BANKING-8.73%
Bank Hapoalim Ltd. ...............................        985,800      2,388,254
Bank Leumi Le-Israel Ltd. ........................      1,279,800      2,534,016
                                                                      ----------
                                                                       4,922,270
                                                                      ----------

 BUILDING PRODUCTS-1.49%
Industrial Buildings

 Corporation Ltd. ................................        276,896        312,480
Property & Building
 Corporation Ltd. ................................          8,525        526,453
                                                                      ----------
                                                                         838,933
                                                                      ----------

 CABLE TELEVISION-0.23%
Matav-Cable Systems Media Ltd.+ ..................         15,000        129,331
                                                                      ----------
 CHEMICALS-5.04%
Israel Chemicals Ltd. ............................      1,390,000      1,490,231
Makhteshim-Agan
 Industries Ltd.+ ................................        677,091      1,347,092
                                                                      ----------
                                                                       2,837,323
                                                                      ----------

COMPUTER SOFTWARE-1.60%
Formula Systems (1985) Ltd.+ .....................         20,500        430,295
Fundtech Ltd.+ ...................................         23,900        156,844
Magic Software
 Enterprises Ltd.+ ...............................        122,400        240,981
MIND C.T.I. Ltd.+ ................................         24,500         42,111
Tecnomatix
 Technologies Ltd.+ ..............................          8,000         30,500
                                                                      ----------
                                                                         900,731
                                                                      ----------

 CONGLOMERATES-7.42%
Albad Massuot Yitzhak Ltd. .......................         10,000         45,716
Elco Holdings Ltd. ...............................          2,372         12,719
IDB Development
 Corporation Ltd. ................................         39,501        882,703
IDB Holding Corporation Ltd. .....................         67,639      1,546,904
Koor Industries Ltd. .............................         45,367      1,695,054
                                                                      ----------
                                                                       4,183,096
                                                                      ----------

 ELECTRONIC COMPONENT/SEMICONDUCTOR-0.19%
Telsys Ltd. ......................................         27,500     $  107,068
                                                                      ----------

 ELECTRONICS/ELECTRICAL EQUIPMENT-2.59%
Elco Industries Ltd. .............................         39,270        274,759
Electra Consumer Products Ltd. ...................         41,000        468,348
Electra (Israel) Ltd. ............................          8,642        551,179
Ofer Development &
 Investments Ltd.+ ...............................         46,000        163,113
                                                                      ----------
                                                                       1,457,399
                                                                      ----------

 FINANCIAL SERVICES-2.85%

F.I.B.I. Holdings Ltd. ...........................        173,400      1,299,881
Gachelet Investments Ltd. ........................          9,819        303,777
                                                                      ----------
                                                                       1,603,658
                                                                      ----------

 FOOD & BEVERAGES-4.02%

Elite Industries Ltd .............................         99,293        695,429
Gan Shmuel Food Industries .......................          5,000         12,363
Jaf-Ora Ltd. .....................................        405,208        855,353
Mayanot Eden Ltd. ................................         69,893        449,265
Osem Investment Ltd. .............................         42,000        251,480
                                                                      ----------
                                                                       2,263,890
                                                                      ----------

 FOOD - RETAIL-4.17%

Blue Square-Israel Ltd. ADR ......................        139,000      1,787,540
Supersol Ltd. ....................................        164,594        564,446
                                                                      ----------
                                                                       2,351,986
                                                                      ----------

 INDUSTRIAL TECHNOLOGY-3.53%

Cubital, Ltd.*+ ..................................        329,278              0
Orbotech, Ltd.+ ..................................         21,655        672,658
 Scitex Corporation Ltd. .........................        168,200      1,314,063
                                                                      ----------
                                                                       1,986,721
                                                                      ----------

 INSURANCE-4.13%

Clal Insurance Enterprise

 Holdings Ltd. ...................................         58,631        739,515
Harel Insurance Investments Ltd. .................         26,657      1,585,950
                                                                      ----------
                                                                       2,325,465
                                                                      ----------

 INTERNET SOFTWARE-1.11%

Aladdin Knowledge Systems+ .......................         26,000         82,875
Commtouch Software Ltd.+ .........................         18,800         15,275

--------------------------------------------------------------------------------
                                                                               7

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                         No. of         Value
Description                                              Shares        (Note A)
--------------------------------------------------------------------------------
INTERNET SOFTWARE (CONTINUED)
RADVision Ltd.+ ..................................         64,400     $  446,775
RADWARE Ltd.+ ....................................          6,900         78,056
                                                                      ----------
                                                                         622,981
                                                                      ----------

 INVESTMENT & HOLDING COMPANIES-4.63%
Ampal-American Israel Corp.+ .....................        206,000      1,055,750
Oren Semiconductor, Inc.,
 Series K*+ ......................................         29,951        110,519
Oren Semiconductor, Inc.,
 Series L*+ ......................................         30,843        113,811
Oren Semiconductor, Inc.,
 Series O, Units*+(1) ............................         46,035        238,461
Polaris Fund II LLC+++# ..........................        955,000        941,739
The Renaissance Fund LDC+++ ......................             60        146,752
                                                                      ----------
                                                                       2,607,032
                                                                      ----------

 METAL PRODUCTS-0.44%
Caniel Beverage Packaging Ltd. ...................          5,122         12,068
Klil Industries Ltd.+ ............................         18,654        237,499
                                                                      ----------
                                                                         249,567
                                                                      ----------

 MORTGAGE BANKING-5.97%
Discount Mortgage Bank Ltd.+ .....................         12,852        801,338
Israel Discount Bank Ltd.+ .......................      1,006,757        791,366
Mishkan-Hapoalim
 Mortgage Bank Ltd. ..............................          4,150        864,172
Tefahot Israel Mortgage Bank Ltd. ................        157,266        906,095
                                                                      ----------
                                                                       3,362,971
                                                                      ----------

 NETWORKING PRODUCTS-0.36%
Optibase Ltd.+ ...................................         36,700        204,144
                                                                      ----------

 PACKAGING-0.03%
Caniel Packaging Industries+ .....................          4,122         16,676
                                                                      ----------

 PHARMACEUTICALS-2.55%
Agis Industries (1983) Ltd.+ .....................        159,403      1,047,007
Peptor Ltd.*+ ....................................         56,000        392,000
                                                                      ----------
                                                                       1,439,007
                                                                      ----------

 REAL ESTATE & CONSTRUCTION-1.42%
Azorim-Investment, Development &
 Construction Company Ltd. .......................        100,630        801,544
                                                                      ----------

 SEMICONDUCTOR & RELATED TECHNOLOGY-0.13%
M-Systems Flash Disk
 Pioneers Ltd.+ ..................................         10,000     $   70,625
                                                                      ----------

 TECHNOLOGY-0.57%
Delta Fund I, L.P.+++# ...........................         87,500         73,808
Lenslet Ltd.,
 Series E Preferred*+ ............................         30,838        249,999
                                                                      ----------
                                                                         323,807
                                                                      ----------

 TELECOMMUNICATIONS-8.72%
AudioCodes Ltd.+ .................................          6,300         55,913
Bezeq Israeli Telecommunication
 Corporation Ltd. ................................      2,700,000      3,566,159
ECI Telecom Ltd. .................................         56,726        432,536
Geotek Communications, Inc.+ .....................         18,595             19
Geotek Communications, Inc.,
 Convertible Preferred
 Series M, 8.50%*+ ...............................            100              0
Geotek Communications, Inc.,
 Convertible Preferred
 Series N*+(2) ...................................            595              0
Gilat Satellite Networks Ltd.+ ...................         49,200        571,950
Nexus Telocation Systems Ltd.+ ...................         68,933         43,083
NICE Systems Ltd. ADR+ ...........................         24,600        246,000
                                                                      ----------
                                                                       4,915,660
                                                                      ----------

 TEXTILES-0.31%
Macpell Industries Ltd.+ .........................        116,079        176,246
                                                                      ----------

 TRADING COMPANIES-0.27%
Rapac Electronics Ltd. ...........................         31,801        153,708
                                                                      ----------

 TRANSPORTATION SERVICES-0.14%
Dan Rent-A-Car Ltd. ..............................         50,000         79,129
                                                                      ----------

 VENTURE CAPITAL-17.44%
ABS GE Capital Giza
 Fund, L.P.+++# ..................................      1,056,713      1,577,461
Advent Israel
 (Bermuda) L.P.+++ ...............................      1,682,293      1,923,252
BPA Israel Ventures LLC+++# ......................        583,756        518,162
Concord Ventures II Fund L.P.+++# ................      1,060,000        921,141
Formula Ventures L.P.+++# ........................        702,330        968,443

--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                         No. of         Value
Description                                              Shares        (Note A)
--------------------------------------------------------------------------------


 VENTURE CAPITAL (CONTINUED)
Giza GE Venture Fund III L.P.+++# ................        400,000    $   328,048
K.T. Concord Venture Fund L.P.+++ ................      1,000,000      1,526,264
Neurone Ventures II, L.P.+++# ....................        135,000        116,563
SVE Star Ventures Enterprises
 GmbH & Co. No. IX KG+++# ........................        500,000        487,500
SVE Star Ventures Enterprises
 No. II+++ .......................................              5        933,497
Walden-Israel Ventures, L.P.+++ ..................        500,000        434,201
Walden-Israel Ventures III,
 L.P.+++# ........................................        110,000         95,677
                                                                     -----------
                                                                       9,830,209
                                                                     -----------

 WIRELESS EQUIPMENT-0.52%
BreezeCOM Ltd.+ ..................................         42,700        285,556
Ceragon Networks Ltd.+ ...........................          1,600          9,900
                                                                     -----------
                                                                         295,456
                                                                     -----------

 WOOD & PAPER PRODUCTS-0.46%

American Israeli Paper
 Mills Ltd. ......................................          5,201        258,058
                                                                     -----------
TOTAL ISRAEL (Cost $60,970,055) ..................                    52,266,832
                                                                     -----------

 GLOBAL-3.69%

 VENTURE CAPITAL-3.69%
Emerging Markets Ventures I L.P.
 (Cost $1,872,555)+++# ...........................      1,789,903      2,081,102
                                                                     -----------
 UNITED STATES-0.75%

 ELECTRONIC COMPONENT/SEMICONDUCTOR-0.60%
Zoran Corp.+ .....................................         22,200        339,938
                                                                     -----------

 NETWORKING PRODUCTS-0.14%
Lucent Technologies Inc. .........................          7,984         79,600
                                                                     -----------

 TELECOMMUNICATIONS-0.01%
Terayon Communication
 Systems, Inc.+ ..................................            624    $     2,847
                                                                     -----------

TOTAL UNITED STATES
 (Cost $577,388) .................................                       422,385
                                                                     -----------
TOTAL INVESTMENTS-97.19%
 (Cost $63,419,998) (Notes A,D) ..................                    54,770,319

CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-2.81% ...............................                     1,586,002
                                                                     -----------
NET ASSETS-100.00% ...............................                   $56,356,321
                                                                     ===========

--------------------------------------------------------------------------------

*    Not readily marketable security.
++   Restricted security, not readily marketable (See Note F).
+    Security is non-income producing.
# As of March 31, 2001, the Fund committed to investing an additional $45,000, $627,340, $192,971, $297,670, $850,000, $940,000, $162,500,
     $1,916,244, $615,000, $1,265,000 and $1,500,000 of capital in Polaris Fund
     II LLC, Emerging Markets Ventures I L.P., ABS GE Capital Giza Fund, L.P., Formula Ventures L.P., Giza GE Venture Fund III L.P., Concord Ventures II Fund L.P., Delta Fund I, L.P., BPA Israel Ventures LLC, Neurone Ventures II, L.P., Walden-Israel Ventures III, L.P. and SVE Star Ventures Enterprises GmbH & Co. No. IX KG, respectively.
(1) With an additional 46,035 warrants attached, expiring 12/31/49, with no market value.
(2) With an additional 595 warrants attached, expiring 06/20/01, with no market value.
ADR American Depositary Receipts.





--------------------------------------------------------------------------------
See accompanying notes to financial statements.                                9

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost $63,419,998) (Note A) .....................................   $ 54,770,319
Cash (Note A) .........................................................................      1,763,053
Receivables:
   Dividends ..........................................................................        440,224
   Investments sold ...................................................................         25,998
Prepaid expenses ......................................................................         33,029
                                                                                          ------------
Total Assets ..........................................................................     57,032,623
                                                                                          ------------

 LIABILITIES

Payables:
   Investments purchased ..............................................................        249,430
   Investment advisory fees (Note B) ..................................................        160,050
   Administration fees (Note B) .......................................................          9,332
   Other accrued expenses .............................................................        257,490
                                                                                          ------------
Total Liabilities .....................................................................        676,302
                                                                                          ------------
NET ASSETS (applicable to 4,259,295 shares of common stock outstanding) (Note C) ......   $ 56,356,321
                                                                                          ============

NET ASSET VALUE PER SHARE ($56,356,321 DIVIDED BY 4,259,295) ..........................   $      13.23
                                                                                          ============
 NET ASSETS CONSIST OF

 Capital stock, $0.001 par value; 4,259,295 shares issued and outstanding
   (100,000,000 shares authorized) ....................................................   $      4,259
 Paid-in capital ......................................................................     56,344,872
 Undistributed net investment income ..................................................        117,485
 Accumulated net realized gain on investments and foreign currency related transactions      8,549,494
 Net unrealized depreciation in value of investments and translation of other
   assets and liabilities denominated in foreign currency .............................     (8,659,789)
                                                                                          ------------
Net assets applicable to shares outstanding ...........................................   $ 56,356,321
                                                                                          ============


--------------------------------------------------------------------------------
10                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME

Income (Note A):
   Dividends ..........................................................................   $  1,041,995
   Interest ...........................................................................         69,147
   Less: Foreign taxes withheld .......................................................       (259,828)
                                                                                          ------------
   Total Investment Income ............................................................        851,314
                                                                                          ------------

Expenses:
   Investment advisory fees (Note B) ..................................................        437,202
   Audit and legal fees ...............................................................        107,135
   Custodian fees .....................................................................         72,224
   Administration fees (Note B) .......................................................         47,742
   Printing ...........................................................................         38,802
   Accounting fees ....................................................................         37,228
   Directors' fees ....................................................................         24,971
   Transfer agent fees ................................................................         19,301
   NYSE listing fees ..................................................................          8,023
   Insurance ..........................................................................          2,320
   Other ..............................................................................         17,833
                                                                                          ------------
   Total Expenses .....................................................................        812,781
   Less: Fee waivers (Note B) .........................................................        (78,952)
                                                                                          ------------
     Net Expenses .....................................................................        733,829
                                                                                          ------------
   Net Investment Income ..............................................................        117,485
                                                                                          ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY RELATED
TRANSACTIONS

Net realized gain/(loss) from:
   Investments (net of Israeli capital gains taxes of $24,873) (Note A) ...............     10,219,125
   Foreign currency related transactions ..............................................        (11,568)
Net change in unrealized appreciation in value of investments
 and translation of other assets and liabilities denominated in foreign currency ......    (39,531,295)
                                                                                          ------------
Net realized and unrealized loss on investments and foreign currency related transactions  (29,323,738)
                                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................................   $(29,206,253)
                                                                                          ============

--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               11

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               For the Six Months     For the Fiscal Year
                                                                              Ended March 31, 2001           Ended
                                                                                   (unaudited)        September 30, 2000
                                                                              --------------------    -------------------
 INCREASE/(DECREASE) IN NET ASSETS
Operations:
   Net investment income/(loss) .............................................   $    117,485              $    (72,718)
   Net realized gain on investments and foreign currency related transactions     10,207,557                14,526,956

   Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated
    in foreign currency .....................................................    (39,531,295)               19,449,665
                                                                                ------------              ------------
     Net increase/(decrease) in net assets resulting from operations ........    (29,206,253)               33,903,903
                                                                                ------------              ------------

Dividends and distributions to shareholders:
   Net investment income ....................................................       (241,868)               (1,799,488)
   Net realized gain on investments .........................................    (13,174,910)               (6,407,933)
                                                                                ------------              ------------
     Total dividends and distributions to shareholders ......................    (13,416,778)               (8,207,421)
                                                                                ------------              ------------
Capital share transactions:
   Cost of 204,100 shares repurchased (Note G) ..............................           --                  (3,400,538)
                                                                                ------------              ------------

     Total increase/(decrease) in net assets ................................    (42,623,031)               22,295,944
                                                                                ------------              ------------

 NET ASSETS

Beginning of period .........................................................     98,979,352                76,683,408
                                                                                ------------              ------------
End of period* ..............................................................   $ 56,356,321              $ 98,979,352
                                                                                ============              ============

* Includes undistributed net investment income of $117,485 and $241,868, respectively.


--------------------------------------------------------------------------------
12                              See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF CASH FLOWS - FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


INCREASE/(DECREASE) IN CASH FROM

Operating Activities:
   Investment income received .................................................   $    455,697
   Operating expenses paid ....................................................       (763,528)
                                                                                  ------------
Net decrease in cash from operating activities ................................                         $   (307,831)

Investing Activities:
   Purchases of long-term portfolio investments ...............................     (8,823,692)
   Proceeds from disposition of long-term portfolio investments ...............     24,862,760
                                                                                  ------------
Net increase in cash from investing activities ................................                           16,039,068

Financing Activities:
   Cash dividends and distributions paid ......................................    (13,416,778)
                                                                                  ------------
Net decrease in cash from financing activities ................................                          (13,416,778)
                                                                                                        ------------
Net increase in cash ..........................................................                            2,314,459
Cash at beginning of period ...................................................                             (551,406)
                                                                                                        ------------
Cash at end of period (Note A) ................................................                         $  1,763,053
                                                                                                        ============
 RECONCILIATION OF NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS TO NET DECREASE IN CASH
 FROM OPERATING ACTIVITIES

Net decrease in net assets resulting from operations ..........................                         $(29,206,253)
Adjustments:
   Increase in dividends receivable ...........................................   $   (395,617)
   Decrease in accrued expenses ...............................................        (16,292)
   Increase in prepaid expenses ...............................................        (13,407)
   Net realized and unrealized loss on investments and foreign currency related
     transactions .............................................................     29,323,738
                                                                                  ------------
Total adjustments .............................................................                           28,898,422
                                                                                                        ------------
NET DECREASE IN CASH FROM OPERATING ACTIVITIES ................................              `          $   (307,831)
                                                                                                        ============



--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               13

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                     For the Period
                                       For the Six                                                                      October 29,
                                      Months Ended                                                                         1992*
                                        March 31,                For the Fiscal Years Ended September 30,                 through
                                          2001    -------------------------------------------------------------------  September 30,
                                      (unaudited)   2000     1999      1998      1997      1996       1995      1994       1993
                                      ----------- -------   -------   -------   -------   -------    -------   -------   -------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
  period ............................. $  23.24   $ 17.18   $ 15.04   $ 18.41   $ 13.10   $ 13.20    $ 11.74   $ 15.83   $ 13.74**
                                       --------   -------   -------   -------   -------   -------    -------   -------   -------
Net investment income/(loss)               0.03     (0.02)+   (0.02)+    0.07      0.35      (0.09)    (0.10)    (0.28)    (0.07)
Net realized and unrealized gain/
  (loss) on investments and foreign
  currency related transactions ......    (6.89)     7.80       3.21    (2.97)     6.20      (0.01)     1.56     (3.27)     2.16
                                       --------   -------   -------   -------   -------   -------    -------   -------   -------
Net increase/(decrease) in net assets
  resulting from operations ..........    (6.86)     7.78      3.19     (2.90)     6.55     (0.10)      1.46     (3.55)     2.09
                                       --------   -------   -------   -------   -------   -------    -------   -------   -------
Dividends and distributions to
  shareholders:
  Net investment income ..............    (0.04)    (0.41)    (0.21)       --        --        --         --        --        --
  Net realized gain on investments
    and foreign currency related
    transactions .....................    (3.11)    (1.46)    (1.20)    (0.47)    (1.24)       --         --     (0.43)       --
  In excess of net realized gains ....       --        --        --        --        --        --         --     (0.11)
                                       --------   -------   -------   -------   -------   -------    -------   -------   -------
Total dividends and distributions
  to shareholders ....................    (3.15)    (1.87)    (1.41)    (0.47)    (1.24)       --         --     (0.54)       --
                                       --------   -------   -------   -------   -------   -------    -------   -------   -------
Anti-dilutive impact due to capital
  shares repurchased .................       --      0.15      0.36        --        --        --         --        --        --
                                       --------   -------   -------   -------   -------   -------    -------   -------   -------
Net asset value, end of period ....... $  13.23   $ 23.24   $ 17.18   $ 15.04   $ 18.41   $ 13.10    $ 13.20   $ 11.74   $ 15.83
                                       ========   =======   =======   =======   =======   =======    =======   =======   =======
Market value, end of period .......... $ 10.750   $18.563   $14.000   $11.813   $14.938   $11.250    $12.000   $13.250   $17.375
                                       ========   =======   =======   =======   =======   =======    =======   =======   =======
Total investment return (a) ..........   (30.85)%   47.61%    32.61%   (18.05)%   44.36%    (6.25)%    (9.43)%  (21.26)%   24.58%
                                       ========   =======   =======   =======   =======   =======    =======   =======   =======
 RATIOS/SUPPLEMENTAL
 DATA

Net assets, end of period
  (000 omitted) ...................... $56,356   $ 98,979  $ 76,683   $ 75,373  $ 92,298  $ 65,649   $ 66,150  $58,855  $79,274
Ratio of expenses to average
  net assets (c) .....................    1.92%(b)   2.05%     2.05%      2.06%     2.26%     2.23%      2.57%    2.64%    2.41%(b)
Ratio of expenses to average net
  assets, excluding fee waivers ......    2.12%(b)   2.28%     2.30%      2.31%     2.30%       --         --       --       --
Ratio of net investment income/
  (loss) to average net assets .......    0.31%(b)  (0.08)%   (0.12)%     0.42%     2.20%    (0.68)%    (0.91)%  (2.08)%  (0.50)%(b)
Portfolio turnover rate ..............   12.26%     27.06%    18.65%     29.11%    16.98%    21.68%     22.17%   17.07%   34.80%

*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.21 per share.
+    Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers.

--------------------------------------------------------------------------------
14                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no price is available on these exchanges and there are more than two dealers, the value shall be the mean of the highest bid and the lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At March 31, 2001, the Fund held 25.16% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $13,798,519 and fair value of $14,178,400. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At March 31, 2001, the interest rate was 4.40% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel, are considered approved investments. Any gain sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. Dividends derived from listed or approved securities are subject to 15% withholding tax, while dividends from unlisted unapproved securities are


--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
subject to a 25% withholding tax. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. For the six months ended March 31, 2001, the Fund incurred $24,873 in Israeli capital gains taxes.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transaction balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the U.S., including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets

--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

In addition, the Board of Directors has approved the removal of the limitation set forth in the Fund's prospectus requiring that the portion of the Fund's investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel ("Israeli-Related Securities").

 NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the lesser of the average weekly stock market price or average weekly net assets invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the lesser of the average weekly stock market price or average weekly net assets invested in unlisted Israeli securities. The aggregate fee may not exceed an annual rate of 1.40% of the lesser of the average weekly stock market price or average weekly net assets. CSAM has agreed to waive the advisory fee previously payable to the Fund's investment sub-adviser. For the six months ended March 31, 2001, CSAM earned $437,202 for advisory services, of which CSAM waived $78,952. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended March 31, 2001, CSAM was reimbursed $5,816 for administrative services rendered to the Fund.

Analyst Exchange and Trading Services, Ltd. ("Analyst I.M.S.") serves as the Fund's investment sub-adviser. Analyst I.M.S. is paid a fee, out of the advisory fee payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.30% of the lesser of the average weekly stock market price or average weekly net assets. In addition, CSAM paid Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 17%) and $25,000 annually to cover expenses incurred in the execution of sub-advisory services. For the six months ended March 31, 2001, Analyst I.M.S. earned $121,596 for sub-advisory services.

Analyst I.M.S. has certain commercial arrangements with banks and brokers in Israel from which they receive a portion of the commission on trades executed in Israel. For the six months ended March 31, 2001, such commissions amounted to approximately $5,600.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a

--------------------------------------------------------------------------------
                                                                              17

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
monthly fee that is computed weekly at an annual rate of 0.11% of the Fund's average weekly net assets. For the six months ended March 31, 2001, BSFM earned $41,926 for administrative services.

On May 8, 2000, the Fund's Board of Directors unanimously approved a proposal by the Independent Directors (as defined under the Investment Company Act of 1940, as amended), to partially compensate Independent Directors in shares of the Fund. Under this policy, such Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market.

 NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,259,295 shares outstanding at March 31, 2001, CSAM owned 7,169 shares.

 NOTE D. INVESTMENT IN SECURITIES
For U.S. federal income tax purposes, the cost of securities owned at March 31, 2001 was $63,438,323. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $8,668,004, was composed of gross appreciation of $9,370,758, for those investments having an excess of value over cost and gross depreciation of $18,038,762, for those investments having an excess of cost over value.

For the six months ended March 31, 2001, purchases and sales of securities, other than short-term investments, were $9,073,121 and $23,622,031, respectively.

 NOTE E. CREDIT FACILITY
The Fund, together with other funds advised by CSAM established a $350 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate facility fee at a rate of 0.075% per annum on the entire amount of the Credit Facility which is allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. The Funds also paid an allocation fee of 0.025%. In addition, the participating funds will pay interest on borrowing at the Federal Funds rate plus 0.50%. Effective June 23, 2001, the Credit Facility will be renewed as described above except for a reduction in the committed, unsecured amount to $200 million from $350 million and pay an aggregate commitment fee at a rate of 0.10% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter.

In addition, the Fund borrowed, for temporary purposes, from its custodian, Brown Brothers Harriman & Co., to cover periodic overdrafts. Such borrowings were at a rate of interest based on the Fed Funds rate plus 2%.

The maximum amount outstanding under the Credit Facility and periodic overdrafts for the Fund was $6,000,000 with an average loan balance of $281,195 with an average interest rate of 7.34% during the six months ended March 31, 2001. The Fund had no borrowings under the Credit Facility or overdraft at March 31, 2001.

 NOTE F. RESTRICTED SECURITIES
Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of units/shares held, the acquisition dates, aggregate costs, fair value as of March 31, 2001, per unit/share of such securities and percent of net assets which the securities comprise.


--------------------------------------------------------------------------------
18

THE FIRST ISRAEL FUND, INC.

                                         NUMBER                                        FAIR                      PERCENT
                                        OF UNITS/                                     VALUE AT      VALUE PER    OF NET
SECURITY                                 SHARES    ACQUISITION DATES       COST      03/31/2001    UNIT/ SHARE   ASSETS
--------                               ---------   -------------------  ----------   ----------    -----------   ------
ABS GE Capital Giza Fund, L.P. ....... 1,056,713   02/03/98 - 09/27/00  $  976,703   $1,577,461       $1.49       2.80
                                       ---------                        ----------   ----------                  ------
Advent Israel (Bermuda) L.P. ......... 1,682,293   06/16/93 - 01/16/98   1,267,806    1,923,252        1.14       3.41
                                       ---------                        ----------   ----------                  ------
BPA Israel Ventures LLC ..............   291,878        10/05/00           291,878      259,081        0.89       0.46
                                         291,878        12/14/00           291,878      259,081        0.89       0.46
                                       ---------                        ----------   ----------                  ------
                                         583,756                           583,756      518,162                   0.92
                                       ---------                        ----------   ----------                  ------
Concord Ventures II Fund L.P. ........   500,000   3/29/00 - 07/28/00      504,076      434,501        0.87       0.77
                                         200,000        10/09/00           200,000      173,800        0.87       0.31
                                         200,000        12/15/00           200,000      173,800        0.87       0.31
                                         160,000        03/01/01           160,000      139,040        0.87       0.24
                                       ---------                        ----------   ----------                  ------
                                       1,060,000                         1,064,076      921,141                   1.63
                                       ---------                        ----------   ----------                  ------
Delta Fund I, L.P. ...................    87,500        11/15/00            87,500       73,808        0.84       0.13
                                       ---------                        ----------   ----------                  ------
Emerging Markets Ventures I L.P. ..... 1,606,685   01/22/98 - 03/24/00   1,689,338    1,868,077        1.16       3.31
                                         183,218        01/10/01           183,217      213,025                   0.38
                                       ---------                        ----------   ----------                  ------
                                       1,789,903                         1,872,555    2,081,102                   3.69
                                       ---------                        ----------   ----------                  ------
Formula Ventures L.P. ................   564,984   08/06/99 - 04/18/00     560,141      779,056        1.38       1.38
                                          58,000        11/01/00            57,419       79,977        1.38       0.14
                                          47,016        12/01/00            46,545       64,830        1.38       0.12
                                          32,330        03/07/01            32,006       44,580        1.38       0.08
                                       ---------                        ----------   ----------                  ------
                                         702,330                           696,111      968,443                   1.72
                                       ---------                        ----------   ----------                  ------
Giza GE Venture Fund III L.P. ........   400,000   1/31/00 - 06/14/00      400,000      328,048        0.82       0.58
                                       ---------                        ----------   ----------                  ------
K.T. Concord Venture Fund L.P. ....... 1,000,000   12/08/97 - 09/29/00     929,145    1,526,264        1.53       2.71
                                       ---------                        ----------   ----------                  ------
Neurone Ventures II, L.P. ............    75,000        11/24/00            75,000       64,757        0.86       0.11
                                          60,000        12/28/00            60,000       51,806        0.86       0.09
                                       ---------                        ----------   ----------                  ------
                                         135,000                           135,000      116,563                   0.20
                                       ---------                        ----------   ----------                  ------
Polaris Fund II LLC ..................   885,000   10/31/96 - 07/13/00     731,959      872,711        0.99       1.55
                                          35,000        10/16/00            34,724       34,514        0.99       0.06
                                          35,000        03/07/01            35,000       34,514        0.99       0.06
                                       ---------                        ----------   ----------                  ------
                                         955,000                           801,683      941,739                   1.67
                                       ---------                        ----------   ----------                  ------
SVE Star Ventures Enterprises

GmbH & Co. No. IX KG .................   500,000        12/21/00           500,000      487,500        0.98       0.87
                                       ---------                        ----------   ----------                  ------
SVE Star Ventures Enterprises No. II..         5        10/10/94           853,994      933,497  186,699.40       1.66
                                       ---------                        ----------   ----------                  ------


--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

                                       NUMBER                                        FAIR                     PERCENT
                                      OF UNITS/                                     VALUE AT      VALUE PER   OF NET
SECURITY                               SHARES   ACQUISITION DATES       COST      03/31/2001    UNIT/ SHARE   ASSETS
--------                             ---------  -------------------  ----------   ----------    -----------   ------
The Renaissance Fund LDC ..........        60   03/30/94 - 03/21/97  $   388,626  $   146,752   $  2,446.28     0.26
                                     ---------                       -----------  -----------                 ------
Walden-Israel Ventures, L.P. ......   500,000   09/28/93 - 05/16/97      440,869      434,201          0.87     0.77
                                     ---------                       -----------  -----------                 ------
Walden-Israel Ventures III, L.P. ..   110,000        02/23/01            110,000       95,677          0.87     0.17
                                     ---------                       -----------  -----------                 ------
    Total                                                            $11,107,824  $13,073,610                  23.19
                                                                     ===========  ===========                 ======

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE G. SHARE REPURCHASE PROGRAM
On October 21, 1998, the Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board had authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program is subject to review by the Board of Directors of the Fund. For the fiscal year ended September 30, 2000, the Fund repurchased 204,100 (4.07% of shares outstanding at inception of the repurchase program) of its shares for a total cost of $3,400,538 at a weighted average discount of 16.13% from net asset value. The discount of individual repurchases ranged from 11.84% - 19.36%. The Fund had no repurchases for the six months ended March 31, 2001. Since inception of the repurchase program, the Fund has repurchased 15% of its shares.

--------------------------------------------------------------------------------
20

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On January 25, 2001, the Annual Meeting of Shareholders of The First Israel Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)  To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                FOR       WITHHELD     NON-VOTES
----------------                             ---------    --------     ---------
George W. Landau                             2,410,249     39,364      1,809,682
Richard W. Watt                              2,427,920     21,693      1,809,682

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, Jonathan W. Lubell, Steven N. Rappaport and William W. Priest, Jr. continue to serve as directors of the Fund.

Effective February 9, 2001, James P. McCaughan serves as a director of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending September 30, 2001.

                                  FOR            AGAINST       ABSTAIN        NON-VOTES
                               ---------         -------       -------        ---------
                               2,423,402         15,224        10,987         1,809,682



--------------------------------------------------------------------------------
                                                                              21

DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED)

The InvestLink-SM- Program is sponsored and administered by EquiServe, L.P., not by The First Israel Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such

--------------------------------------------------------------------------------

DESCRIPTION
OF INVESTLINK-SM-* PROGRAM (UNAUDITED) (CONTINUED)

participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.


--------------------------------------------------------------------------------
                                                                              23

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3321; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink-SM- Program, P.O. Box 43010, Providence, RI 02940-3010.



*    InvestLink is a service mark of EquiServe, L.P.
--------------------------------------------------------------------------------
24

PRIVACY POLICY NOTICE (AS OF MAY 4, 2001)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

-    Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE WARBURG PINCUS FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU.

--------------------------------------------------------------------------------
                                                                              25

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Warburg Pincus Blue Chip Fund
Credit Suisse Warburg Pincus High Income Fund
Credit Suisse Warburg Pincus International Equity II Fund
Credit Suisse Warburg Pincus Municipal Money Fund
Credit Suisse Warburg Pincus Small Company Value Fund
Credit Suisse Warburg Pincus Technology Fund
Credit Suisse Warburg Pincus U.S. Government Money Fund
Credit Suisse Warburg Pincus Value Fund
Credit Suisse Warburg Pincus Aggressive Growth Fund
Credit Suisse Warburg Pincus Balanced Fund
Credit Suisse Warburg Pincus Capital Appreciation Fund
Credit Suisse Warburg Pincus Cash Reserve Fund
Credit Suisse Warburg Pincus Emerging Growth Fund
Credit Suisse Warburg Pincus Emerging Markets Fund
Credit Suisse Warburg Pincus Fixed Income Fund
Credit Suisse Warburg Pincus Focus Fund
Credit Suisse Warburg Pincus Global Financial Services Fund
Credit Suisse Warburg Pincus Global Fixed Income Fund
Credit Suisse Warburg Pincus Global Health Sciences Fund
Credit Suisse Warburg Pincus Global New Technologies Fund
Credit Suisse Warburg Pincus Global Post-Venture Capital Fund
Credit Suisse Warburg Pincus Global Telecommunications Fund
Credit Suisse Warburg Pincus Intermediate Maturity Government Fund
Credit Suisse Warburg Pincus International Equity Fund
Credit Suisse Warburg Pincus International Small Company Fund
Credit Suisse Warburg Pincus Japan Growth Fund
Credit Suisse Warburg Pincus Japan Small Company Fund
Credit Suisse Warburg Pincus European Equity Fund
Credit Suisse Warburg Pincus Long-Short Market Neutral Fund
Credit Suisse Warburg Pincus Major Foreign Markets Fund
Credit Suisse Warburg Pincus New York Intermediate Municipal Fund
Credit Suisse Warburg Pincus New York Tax Exempt Fund
Credit Suisse Warburg Pincus Small Company Growth Fund
Credit Suisse Warburg Pincus Small Company Value II Fund
Credit Suisse Warburg Pincus Value II Fund
Credit Suisse Warburg Pincus WorldPerks-Registered Trademark- Money Market Fund Credit Suisse Warburg Pincus WorldPerks-Registered Trademark- Tax Free Money Market Fund





For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-WARBURG (1-800-927-2874). For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.
--------------------------------------------------------------------------------
26

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund--The First Israel Fund, Inc.is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of Israeli companies. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 2000, CSAM-Americas managed approximately $93.0 billion in assets.

  SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "FtIsrl" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "FstIsrael". The Fund's New York Stock Exchange trading symbol is ISL. Weekly comparative net asset value (NAV) and market price information about The First Israel Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

  THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
DLJ High Yield Bond Fund (DHY)

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The First Israel Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DIRECTORS AND CORPORATE OFFICERS


Dr. Enrique R. Arzac    Director

George W. Landau        Director

Jonathan W. Lubell      Director

Steven N. Rappaport     Director

William W. Priest, Jr.  Director

James P. McCaughan      Chairman of the Board of
                        Directors and Director

Richard W. Watt         President, Chief  Investment
                        Officer and  Director

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and
                        Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue

New York, NY 10017


ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022


CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940-3010


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.


                                                      [LOGO]
                                                      ISL
                                                      LISTED
                                                      NYSE-REGISTERED TRADEMARK-
--------------------------------------------------------------------------------
                                                         3917-SAR-01